                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                         PREMISYS COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)
                            ------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/ /     Fee paid previously with preliminary materials:
        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                                November 8, 1996

To Our Stockholders:

    You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Premisys Communications, Inc. to be held at 48664 Milmont Drive, Fremont, California 94538 on Wednesday, December 18, 1996 at 1:00 p.m. P.D.T.

    The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

    It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

    We look forward to seeing you at the meeting.

                                          Sincerely,
                                          /s/ RILEY R. WILLCOX
                                          Riley R. Willcox
                                          Senior Vice President, Finance and
                                          Administration,
                                          Chief Financial Officer and Secretary

                         PREMISYS COMMUNICATIONS, INC.
                              48664 MILMONT DRIVE
                           FREMONT, CALIFORNIA 94538

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To Our Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Premisys Communications, Inc. (the "Company") will be held at 48664 Milmont Drive, Fremont, California 94538, on Wednesday, December 18, 1996, at 1:00 p.m. P.D.T. for the following purposes:

    1. To elect directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

Boris J. Auerbuch              Raymond C. Lin
Robert C. Hawk                 Gary J. Morgenthaler
Edward A. Keible, Jr.          Marino R. Polestra
Kaling Lim                     Lip-Bu Tan

    2. To ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the current fiscal year.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on October 22, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors
                                          /s/ RILEY R. WILLCOX
                                          Riley R. Willcox
                                          SENIOR VICE PRESIDENT, FINANCE AND
                                          ADMINISTRATION,
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

Fremont, California
November 8, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                         PREMISYS COMMUNICATIONS, INC.
                              48664 MILMONT DRIVE
                           FREMONT, CALIFORNIA 94538

                            ------------------------

                                PROXY STATEMENT
                                NOVEMBER 8, 1996

                            ------------------------

    The accompanying proxy is solicited on behalf of the Board of Directors of Premisys Communications, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at 48664 Milmont Drive, Fremont, California 94538, on December 18, 1996 at 1:00 p.m. P.D.T. (the "Meeting"). All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals set forth in the accompanying Notice of Meeting and this Proxy Statement. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about November 8, 1996. An annual report for the fiscal year ended June 30, 1996 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    Only holders of record of the Company's Common Stock at the close of business on October 22, 1996 will be entitled to vote at the Meeting. At the close of business on October 22, 1996, the Company had 24,499,824 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the record date will constitute a quorum for the transaction of business. Holders of the Company's Common Stock are entitled to one vote for each share held as of the foregoing record date. Shares of Common Stock may not be voted cumulatively.

    Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 requires for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not considered present and entitled to vote with respect to that matter.

    In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

    The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

    Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a written instrument delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    At the Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at eight members. Accordingly, eight nominees will be elected at the Meeting to be the eight directors of the Company. In the election of directors, each stockholder is entitled to one vote for each share of Common Stock held. Each share represented by the accompanying proxy will be voted for the election of the eight nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. Shares of Common Stock may not be voted cumulatively. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

DIRECTORS/NOMINEES

    The names of the nominees, and certain information about them as of October 22, 1996, are set forth below:

                                                                                                       DIRECTOR
NAME OF NOMINEE                        AGE                      PRINCIPAL OCCUPATION                     SINCE
---------------------------------      ---      ----------------------------------------------------  -----------

Boris J. Auerbuch................          50   Senior Vice President and Chief Technical Officer of        1990
                                                the Company

Robert C. Hawk...................          57   President and Chief Executive Officer of US West            1995
                                                Multimedia Communications, Inc.

Edward A. Keible, Jr.............          53   President, Chief Executive Officer and Director of          1994
                                                Endgate Corporation

Kaling Lim.......................          33   Director of the Lim Teck Lee group of companies and         1990
                                                Chairman of Fortress Holdings Pte Ltd. (Singapore)

Raymond C. Lin...................          42   President and Chief Executive Officer of the Company        1990

Gary J. Morgenthaler (1)(2)......          48   General Partner of Morgenthaler Management                  1992
                                                Corporation

Marino R. Polestra (1)...........          39   Vice President of Burr, Egan, Deleage & Co. and Vice        1992
                                                President of Alta Partners

Lip-Bu Tan (2)...................          37   General Partner of Walden Group                             1990

------------------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

    Mr. Auerbuch has been Chief Technical Officer and a Director of the Company since co-founding the Company in July 1990, has been Senior Vice President since October 1996, and was Senior Vice President, Engineering of the Company between September 1993 and October 1996. From August 1979 to May 1990, he held various engineering positions with Telco Systems, Inc. ("Telco"), most recently as Vice President, Engineering between 1987 and May 1990. Mr. Auerbuch holds Bachelor of Science and Master of Science degrees in electrical engineering from the Moscow Institute of Information and Technology, Russia.

    Mr. Hawk has been a director of the Company since March 1995. Since May 1996, Mr. Hawk has served as President and Chief Executive Officer of US West Multimedia Communications, Inc., a telephony/cable enterprise. From January 1988 to April 1996, he served as President of the Carrier

Division of US WEST Communications, a division of US WEST. From April 1986 to December 1988, Mr. Hawk served as Vice President of Marketing at Mountain Bell. From August 1983 to March 1986, Mr. Hawk served as Vice President of Marketing and Strategic Planning for the CXC Corporation, a start-up manufacturer of PBX systems. Mr. Hawk holds a Bachelor of Business Administration degree from the University of Iowa and a Master of Business Administration degree from the University of San Francisco. Mr. Hawk also serves as a director of PairGain Technologies, Inc., a telecommunications manufacturing company, and Xylan Corp, a manufacturer of high-end data switches.

    Mr. Keible has been a director of the Company since November 1994. Since January 1994, he has been President, Chief Executive Officer and a director of Endgate Corporation, a telecommunications equipment manufacturer. From 1973 to June 1993, Mr. Keible held various positions at Raychem Corporation, an electronics manufacturer, most recently as Senior Vice President and General Manager, International Sector. Mr. Keible holds a Bachelor of Arts degree in engineering science, a Bachelor of Engineering degree in materials science and a Master of Engineering degree in materials science, all from Dartmouth College, and a Master in Business Administration degree from Harvard University. Mr. Keible is also a director of Dynamic Materials Corporation, a materials science company.

    Mr. Lim has been a director of the Company since its inception in July 1990. Since August 1996, Mr. Lim has been Chairman of Fortress Holdings Pte Ltd, a Singapore investment company. Since 1988, he has been a director of the Lim Teck Lee group of companies in Singapore, which are investment firms. Mr. Lim holds a Bachelor of Science degree in Business Administration from the University of California, Berkeley.

    Mr. Lin has been President, Chief Executive Officer and a director of the Company since co-founding the Company in July 1990. From April 1988 to May 1990, he was Senior Vice President of Telco, a telecommunications manufacturer, and General Manager of Telco Systems Network Access Corporation, a wholly-owned subsidiary of Telco. Mr. Lin holds a Bachelor of Science degree in civil engineering and a Master of Science degree in geotechnical engineering from the University of California, Berkeley.

    Mr. Morgenthaler has been a director of the Company since March 1992. Since November 1989, he has been a General Partner of Morgenthaler Management Corporation, a venture capital firm. From 1984 to 1988, he was Chief Executive Officer of INGRES Corporation, a relational database management systems company, of which he was a founder. Mr. Morgenthaler holds a Bachelor of Arts degree in government from Harvard University.

    Mr. Polestra has been a director of the Company since March 1992. Since February 1989, he has been a Vice President of Burr, Egan, Deleage & Co., a venture capital firm. Since February 1996, Mr. Polestra has also been a Vice President of Alta Partners, a venture capital firm. Mr. Polestra holds a Bachelor of Science degree in mechanical engineering from Cornell University and a Master in Business Administration degree from Indiana University. Mr. Polestra is also a director of Individual Inc., an information services company, and Security Dynamics Technologies, Inc., a designer and developer of security products.

    Mr. Tan has been a director of the Company since its inception in July 1990. Since 1984, he has been a General Partner of Walden Group, a venture capital firm. Mr. Tan holds a Bachelor of Science degree in physics from Nanyang University, Singapore, a Master of Science degree in nuclear engineering from the Massachusetts Institute of Technology and a Master in Business Administration degree from the University of San Francisco. Mr. Tan has also served as a director of Creative Technology Ltd., a multimedia products company, Integrated Silicon Solutions, Inc., a semiconductor company, and JTS Corporation, a manufacturer of disk drives, since 1990, 1990 and 1995, respectively.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

    The Board met fourteen times, including telephone conference meetings, during fiscal 1996. No director, with the exception of Robert Hawk, attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

    Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

    Messrs. Morgenthaler and Polestra are the current members of the Audit Committee. The Audit Committee was formed in September 1994 and met four times during fiscal 1996. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

    Messrs. Morgenthaler and Tan are the current members of the Compensation Committee which met five times during fiscal 1996. The Compensation Committee recommends compensation for officers and certain other employees of the Company, grants options and stock awards under the Company's employee benefit plans (other than grants to non-officers of options to purchase no more than 20,000 shares, pursuant to guidelines established by the Compensation Committee, which may be made by Raymond Lin, the Company's President and Chief Executive Officer) and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

DIRECTOR COMPENSATION

    Directors of the Company do not receive cash compensation for their services but are reimbursed for their reasonable expenses in attending meetings of the Board of Directors. All members of the Board of Directors who are not also employees of the Company, or of a parent, subsidiary or affiliate of the Company, are eligible to receive options under the 1995 Directors Stock Option Plan (the "Directors Plan"). Each non-employee director who was a member of the Board on the effective date (the "Effective Date") of the Company's initial public offering of its Common Stock was automatically granted an option to purchase 24,000 shares of Common Stock (as adjusted for the Company's 100% stock dividend effected in December 1995 (the "Stock Dividend")) under the Directors Plan (the "Initial Grant"), provided that such directors had not previously received options by virtue of being a member of the Board of Directors. Each person who becomes a non-employee director after the Effective Date will be granted an option on the same terms. On each anniversary of a director's Initial Grant (or the anniversary of the director's election to the Board in the case of directors who received options prior to the Effective Date), each non-employee director will be automatically granted an option to purchase 6,000 shares of Common Stock under the Directors Plan. During fiscal 1996, the following stock options to purchase shares of the Company's Common Stock were granted under the Directors
Plan:

                                                         OPTION EXERCISE
OPTIONEE                              NO. OF OPTIONS          PRICE            DATE OF GRANT
------------------------------------  ---------------  --------------------  -----------------

Edward Keible.......................         6,000          $   44.875           Nov. 23, 1995

Robert Hawk.........................         6,000          $    34.00          March 15, 1996

Kaling Lim..........................         6,000          $    30.75           April 8, 1996

Gary Morgenthaler...................         6,000          $    30.75           April 8, 1996

Marino Polestra.....................         6,000          $    30.75           April 8, 1996

Lip-Bu Tan..........................         6,000          $    30.75           April 8, 1996

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

                   PROPOSAL NO. 2--RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    The Company has selected Price Waterhouse LLP as its independent accountants to perform the audit of the Company's financial statements for fiscal 1997, and the stockholders are being asked to ratify such selection. Representatives of Price Waterhouse LLP are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                    OF THE SELECTION OF PRICE WATERHOUSE LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of October 22, 1996, with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) the Chief Executive Officer of the Company and each of the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of fiscal 1996 and Owen Frances, the Company's Vice President, Sales, who ceased being an executive officer of the Company in January 1996 (together, the "Named Executive Officers") and (iv) all directors and executive officers as a group.

                                                                        AMOUNT AND NATURE OF        PERCENT OF
                                                                             BENEFICIAL             OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                                        OWNERSHIP (1)        COMMON STOCK (1)
---------------------------------------------------------------------  -----------------------  -------------------
Amerindo Investment Advisors Inc.
Amerindo Investment Advisors, Inc. (Panama)
Amerindo Investment Advisors Inc. Profit Sharing Trust
Alberto W. Vilar
Gary A. Tanaka (2)...................................................           3,587,472                 14.6%

Pilgrim Baxter & Associates (3)......................................           2,665,600                 10.9

Essex Investment Management Co (4)...................................           1,251,680                  5.1

Gary J. Morgenthaler
Morgenthaler Venture Partners III (5)................................           1,002,014                  4.1

Lip-Bu Tan
Pacven Investment Ltd.
Seed Ventures Limited (6)............................................             888,230                  3.6

Raymond C. Lin (7)...................................................             600,716                  2.4

Boris J. Auerbuch (8)................................................             387,643                  1.6

Kaling Lim
Jewell Venture Limited (9)...........................................             282,926                  1.2

William J. Smith (10)................................................             111,240                    *

Riley R. Willcox (11)................................................              50,236                    *

Owen Frances (12)....................................................               7,149                    *

Antonio Flores (13)..................................................              17,834                    *

Edward A. Keible, Jr. (14)...........................................              17,754                    *

Robert C. Hawk (15)..................................................              12,747                    *

Marino R. Polestra (16)..............................................               1,000                    *

All executive officers and directors as a group (13 persons) (17)....           3,442,756                 13.7

------------------------

*   Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of October 22, 1996, are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Represents 3,258,994 shares held of record by Amerindo Investment Advisors Inc., an institutional investment advisor ("Amerindo USA"), 326,478 shares held of record by Amerindo Investment Advisors, Inc., a Panama corporation, an institutional investment advisor ("Amerindo Panama" and collectively, with Amerindo USA, "Amerindo Investment"), and 2,000 shares held of record by the Amerindo Investment Advisors Inc. Profit Sharing Trust (the "Trust"). The address of Amerindo USA is One Embarcadero, Suite 2300, San Francisco, California 94111. The address of Amerindo Panama is Edificio Sucre, Calle 48 Este, Bella Vista, Apartado 6277, Panama 5. The address of the Trust is Gables International Plaza, 2655 Le Jeune Road, Suite 1112, Coral Gables, Florida 33134. Messrs. Alberto Vilar and Gary Tanaka are directors and executive officers of Amerindo USA and Amerindo Panama and share investment and voting power over all shares owned by such entities. Mr. Villar, as sole trustee of the Trust, has sole investment and voting power over all shares owned by the Trust. The aforementioned entities filed a Form 13D with the Securities and Exchange Commission on July 26, 1996 with respect to the shares set forth herein and upon which the information included herein is based. Amerindo Investment and Messrs. Vilar and Tanaka disclaim beneficial ownership of the shares held by Amerindo Investment. Mr. Vilar disclaims beneficial ownership of the shares held by the Trust, except to the extent of his pecuniary interest therein.

(3) Represents shares held by Pilgrim Baxter & Associates ("Pilgrim"), an institutional investment manager, on behalf of various client accounts, and for which Pilgrim shares voting power and holds sole dispositive power. The address of Pilgrim is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. All of the information included herein regarding Pilgrim and its holdings is based on oral advice from a representative of Pilgrim as no schedules pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, had been filed by Pilgrim as of October 22, 1996.

(4) The address of Essex Investment Management Company ("Essex") is 125 High Street, Boston, MA 02110. Essex filed a Form 13G with the Securities and Exchange Commission on July 15, 1996 as an institutional investment manager with respect to the shares set forth herein and upon which the information included herein is based.

(5) Represents 974,344 shares held of record by Morgenthaler Venture Partners III, 15,000 shares held by Mr. Morgenthaler, 5,800 shares held by the Morgenthaler Management Corporation 401(k) Retirement Plan for the account of Mr. Morgenthaler, 870 shares representing Mr. Morgenthaler's proportionate interest in the Morgenthaler family partnership and 6,000 shares subject to options held by Mr. Morgenthaler exercisable within 60 days of October 22, 1996. Mr. Morgenthaler, a director of the Company, is a general partner of the general partner of Morgenthaler Venture Partners III, and as such shares investment and voting power over the shares held by Morgenthaler Venture Partners III. Mr. Morgenthaler disclaims beneficial ownership of all shares held by Morgenthaler Venture Partners III except, to the extent of his pecuniary interest.

(6) Includes 700,616 shares held of record by Pacven Investment Ltd. ("Pacven"), 146,404 shares held of record by Seed Ventures Limited ("Seed"), 35,210 shares held by the Lip-Bu Tan and Ysa Loo Trust Agreement (the "Trust") and 6,000 shares subject to options held by Mr. Tan which are exercisable within 60 days of October 22, 1996. Mr. Tan is Chairman of Pacven and Seed and a trustee and beneficiary of the Trust. Mr. Tan disclaims beneficial ownership of all shares held by Pacven and Seed, except to the extent of his pecuniary interest in such entities.

(7) Includes 331,061 shares subject to options exercisable within 60 days of October 22, 1996. Mr. Lin is President, Chief Executive Officer and a director of the Company.

(8) Includes 156,962 shares subject to options exercisable within 60 days of October 22, 1996. Mr. Auerbuch is Senior Vice President, Chief Technical Officer and a director of the Company.

(9) Represents 153,286 shares held of record by Jewell Venture Limited, 123,640 shares held of record by Kaling Lim, and 6,000 shares subject to options held by Mr. Lim exercisable within 60 days of October 22, 1996. Mr. Lim, a director of Jewell Venture Limited, is a director of the Company.

(10) Represents 57,792 shares held by William J. Smith, 1,785 shares held by Mr. Smith's wife, and 51,663 shares subject to options exercisable within 60 days of October 22, 1996 held by Mr. Smith. Mr. Smith is Senior Vice President, Sales and Marketing of the Company.

(11) Includes 35,236 shares subject to options exercisable within 60 days of October 22, 1996. Mr. Willcox is Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company.

(12) Includes 6,749 shares subject to options exercisable within 60 days of October 22, 1996. Mr. Frances was Vice President, Sales of the Company until January 1996.

(13) Represents 17,834 shares subject to options exercisable within 60 days of October 22, 1996. Mr. Flores is Vice President, Operations of the Company.

(14) Represents 17,754 shares subject to options exercisable within 60 days of October 22, 1996. Mr. Keible is a director of the Company.

(15) Includes 11,747 shares subject to options exercisable within 60 days of October 22, 1996. Mr. Hawk is a director of the Company.

(16) Mr. Polestra is a director of the Company.

(17) Includes the shares referenced in footnotes (4) through (11) and footnotes
    (13) through (16), 23,328 additional shares and 47,088 additional shares subject to options exercisable within 60 days of October 22, 1996.

                               EXECUTIVE OFFICERS

    The executive officers of the Company, and their ages as of October 22, 1996, are as follows:

NAME                                AGE      POSITION
------------------------------  -----------  ------------------------------------------------------------------
Raymond C. Lin................          42   President, Chief Executive Officer and Director

Andrew Aczel..................          45   Senior Vice President, Engineering

Boris J. Auerbuch.............          50   Senior Vice President, Chief Technical Officer and Director

William J. Smith..............          62   Senior Vice President, Sales and Marketing

Riley R. Willcox..............          56   Senior Vice President, Finance and Administration,
                                             Chief Financial Officer and Secretary

Robert W. Dilfer..............          52   Vice President and Controller

Antonio Flores................          36   Vice President, Operations

    For information regarding the positions and offices with the Company held by Messrs. Lin and Auerbuch, please refer to the discussion regarding nominees for election as directors in "Directors/ Nominees" under Proposal No. 1 above.

    Mr. Aczel became the Company's Senior Vice President, Engineering on October 21, 1996. Prior to joining the Company, from October 1995 Mr. Aczel was the Chief Engineer of the Signaling Server Group of Northern Telecom, Inc. ("Nortel"), a telecommunications company, was Technology Prime of another business unit of Nortel from June 1994 through September 1995, and was Director of Product Management of the Transmission Division of Nortel from August 1991 through May 1994. Mr. Aczel holds a Bachelor of Arts degree from the University of Toronto and a Bachelor of Engineering Sciences degree from the University of Western Ontario.

    Mr. Smith has been Senior Vice President, Sales and Marketing of the Company since August 1992. From December 1987 to August 1992, he held positions as Vice President of U.S. Private Network Sales and Vice President of Marketing for the Americas Region of Newbridge Networks Corporation, a telecommunications company.

    Mr. Willcox has been Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company since April 1994. From October 1990 to March 1994, he was Vice President, Finance, Chief Financial Officer and Secretary of Network General Corporation, a LAN trouble-shooting software company, and, from February 1985 to June 1990, he was Vice President, Finance, Chief Financial Officer and Secretary of Cygnet Systems, Inc., an optical memory subsystems corporation. Mr. Willcox holds a Bachelor of Industrial Engineering degree from the Georgia Institute of Technology and a Master in Business Administration degree from Harvard University.

    Mr. Dilfer has been Vice President and Controller of the Company since July 1992. From July 1980 to June 1992, he held various controller positions at Signetics Corporation, a semiconductor company. Mr. Dilfer holds a Bachelor of Science degree in industrial engineering, a Master of Science degree in industrial engineering and a Master of Business Administration degree, all from Stanford University.

    Mr. Flores has been Vice President, Operations of the Company since July 1991. From April 1989 to June 1991, he was Director of Manufacturing of Telco, where he directed both domestic and offshore production. Mr. Flores holds a certificate of management from Mission College and an Associate of Science degree in electronics from Monterey Peninsula College.

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company by the Company's Named Executive Officers during fiscal 1994, 1995 and 1996. This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                            -----------------------
                                                    ANNUAL COMPENSATION           SECURITIES           ALL OTHER
                                                 -------------------------        UNDERLYING         COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR      SALARY ($)  BONUS ($)(1)       OPTIONS (#)(2)          (3)($)
----------------------------------  -----------  ----------  -------------  -----------------------  -------------
Raymond C. Lin....................       1996    $  200,000      $200,000                 --           $   1,200
President and Chief Executive            1995       160,000      102,976             200,000                  --
  Officer                                1994       135,000       35,841             125,000                  --

William J. Smith..................       1996       143,000      121,237(4)               --               1,200
Senior Vice President, Sales             1995       130,000       79,183(4)           90,000                  --
  and Marketing                          1994       120,000       61,335(4)           75,000                  --

Riley R. Willcox..................       1996       154,000      107,800                  --               1,200
Senior Vice President, Finance           1995       140,000       67,578              50,000                  --
  and Administration and                 1994(5)     32,204        6,280             210,000                  --
  Chief Financial Officer

Boris J. Auerbuch.................       1996       150,000       89,782                  --               1,200
Senior Vice President and                1995       136,620       55,778             184,000                  --
  Chief Technology Officer               1994       124,200       24,369                  --                  --

Antonio Flores....................       1996       125,000       55,715                  --               1,200
Vice President, Operations               1995       100,450       33,264              31,000                  --
                                         1994        88,333       11,949              25,000                  --

Owen Frances......................       1996       119,808       98,130(4)            5,000                 800
Vice President, Sales (6)                1995       114,039       62,065(4)           18,000                  --
                                         1994       110,000       61,355(4)           15,000                  --

------------------------

(1) Bonus amounts in respect of the fiscal years indicated are paid in two installments in the month of January of the relevant fiscal year and the month of July following the end of such fiscal year.

(2) Adjusted to reflect the Stock Dividend.

(3) Represents the Company's 401(k) Plan matching contributions.

(4) The bonus amounts for Mr. Smith and Mr. Frances also include sales commissions earned during each of the indicated fiscal years.

(5) Mr. Willcox commenced employment with the Company in April 1994.

(6) Mr. Frances ceased being an executive officer of the Company in January 1996 but continues to hold the position indicated.

OPTION GRANTS IN FISCAL 1996

    The following table sets forth information regarding option grants to Named Executive Officers in fiscal 1996. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their ten-year term. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted to the end of the option terms.

                                                                                             POTENTIAL REALIZABLE
                                                     INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                                -----------------------------------------------------------  ANNUAL RATES OF STOCK
                                   NUMBER OF       PERCENT OF                                 PRICE APPRECIATION
                                  SECURITIES     TOTAL OPTIONS                                  FOR OPTION TERM
                                  UNDERLYING       GRANTED TO      EXERCISE                         ($)(2)
                                    OPTIONS       EMPLOYEES IN       PRICE      EXPIRATION   ---------------------
NAME                            GRANTED (#)(1)   FISCAL 1996(%)  PER SHARE($)      DATE         5%         10%
------------------------------  ---------------  --------------  -------------  -----------  ---------  ----------
Raymond C. Lin................            --               --             --            --          --          --

William J. Smith..............            --               --             --            --          --          --

Riley R. Wilcox...............            --               --             --            --          --          --

Boris J. Auerbuch.............

Antonio Flores................            --               --             --            --          --          --

Owen Frances..................         5,000            0.007%     $  29.125        4/9/06   $  91,551  $  231,990

------------------------

(1) The options shown in the table were granted at fair market value and become exercisable with respect to 2.083% of the shares for each full month that the optionee renders services to the Company after the date of grant. The options shown in the table will expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(2) The assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices.

    On August 21, 1996, options to purchase 160,000, 80,000, 80,000, 80,000 and
50,000 shares of Common Stock were granted to Messrs. Lin, Smith, Willcox, Auerbuch and Flores, respectively, at an exercise price of $32.00 per share.

AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END VALUES

    The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal 1996, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of June 28, 1996. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $60.00 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq

National Market on June 27, 1996, and which is the deemed fair market value of such stock as of June 28, 1996 under the Company's option plans.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                            NUMBER OF                    OPTIONS AT FISCAL YEAR- END     IN-THE-MONEY OPTIONS
                              SHARES         VALUE                  (#)                 AT FISCAL YEAR-END ($)
                           ACQUIRED ON      REALIZED     --------------------------  ----------------------------
NAME                       EXERCISE (#)      ($)(1)      EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  ------------  --------------  -----------  -------------  -------------  -------------

Raymond C. Lin...........           --    $         --      273,974        176,026   $  16,135,847  $  10,075,153
Riley R. Willcox.........      120,000       5,097,918       11,061        128,939         646,081      7,504,564
William J. Smith.........      101,398       4,056,952       15,205         95,489         897,272      5,518,802
Boris J. Auerbuch........           --              --      127,293        119,829       7,356,676      6,628,332
Antonio Flores...........       35,628       1,598,877        3,417         32,471         199,678      1,870,207
Owen Frances.............       31,329       1,848,490        1,374         19,667          73,633        999,495

------------------------

(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

                             EMPLOYMENT AGREEMENTS

    On March 12, 1992, Premisys Communications Holdings Inc. ("Premisys Holdings") entered into a Founders Agreement with Raymond C. Lin, Boris J. Auerbuch and Marcus J. Auerbuch, which replaced earlier agreements dated September 10, 1990 between Messrs. Lin, Boris Auerbuch and Marcus Auerbuch and Premisys Communications, Inc., a California corporation. This Founders Agreement established salaries for Messrs. Lin, Boris Auerbuch and Marcus Auerbuch as officers of the Company and provided for a bonus pool for those founders and other key employees through fiscal 1995. In connection with this Founders Agreement, Premisys Holdings granted options to Messrs. Lin, Boris Auerbuch and Marcus Auerbuch to purchase 525,000 shares, 525,000 shares and 338,750 shares, respectively, each with an exercise price of $0.10 per share (all as adjusted to reflect the Stock Dividend). Vesting for the options commenced on the officers' initial dates of employment with the Company. Such options are fully vested and have been exercised in part. Finally, the Founders Agreement provides for three months' severance pay at full salary except in limited instances and prohibits them for three years following termination of employment from interfering with any of the Company's supply relationships and from soliciting any employees of the Company to leave.

    In February 1994, the Company hired Riley R. Willcox as Senior Vice President, Finance, Chief Financial Officer and Secretary of the Company, commencing on April 11, 1994. Mr. Willcox's employment agreement provided for the payment of an annual base salary of $140,000 through fiscal 1995, participation in the management incentive bonus program commencing in fiscal 1995 at 30% of his salary, and comprehensive medical, dental, life, accident and disability insurance for him and his family. In addition, it provided for stock options that vested 25% after his first year of service and monthly thereafter until fully vested after four years. The Company has agreed to provide Mr. Willcox with a nine month salary extension and to negotiate in good faith for accelerated vesting of his stock options in the event his employment with the Company is terminated due to an acquisition. In connection with his initial employment, Mr. Willcox was granted an option to purchase 210,000 shares of the Company's Common Stock on April 18, 1994 at an exercise price of $0.80 per share and an option to purchase 10,000 shares of the Company's Common Stock on July 14, 1994 at an exercise price of $2.00 per share (all as adjusted to reflect the Stock Dividend).

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee consists of Messrs. Morgenthaler and Tan. For a description of transactions between the Company and members of the Compensation Committee and entities affiliated with such members, see the discussion under "Certain Relationships and Related Transactions" below.

                        REPORT ON EXECUTIVE COMPENSATION

    This Report of the Compensation Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

    Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the Securities and Exchange Commission. Although Mr. Lin and Mr. Willcox attend the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

    The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO"), other executive officers and certain other employees of the Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1992 Stock Option Plan, the 1994 Stock Option Plan, the Management Incentive Plan (the "Incentive Plan"), the Profit Sharing Plan and the 1994 Employee Stock Purchase Plan. The Company no longer grants options under the 1992 Stock Option Plan.

    The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to executive officers and other key employees of the Company, relates a portion of each individual's total compensation to the Company profit objectives and individual objectives set forth at the beginning of the Company's fiscal year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of certain executive officers, is also based on the individual officer's performance as measured against individual objectives established under the Incentive Plan, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1994 Stock Option Plan. Stock options have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

    The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempts to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive cash bonuses under the Incentive Plan and to participate in the 1994 Stock Option Plan.

    In preparing the performance graph for this Proxy Statement, the Company used the H&Q Technology Index ("H&Q Index") as its published line of business index as the Company believes that the H&Q Index is a good indicator of stock price performance with respect to the Company's industry. The Company further believes that the data contained in the executive compensation survey described in the foregoing paragraph, which includes certain companies on the H&Q Index, is a good benchmark with respect to executive compensation practices in the Company's industry.

FISCAL 1996 EXECUTIVE COMPENSATION

    BASE COMPENSATION. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective July 1, 1995 for each executive officer, including the CEO.

    INCENTIVE COMPENSATION. Under the Incentive Plan, cash bonuses are awarded to the extent that an executive officer achieved predetermined individual objectives and the Company met predetermined profit objectives set by the Board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those objectives have been satisfied. Cash bonuses to individuals are limited to twice the amount of the relevant individual's target cash bonus. Performance is measured at the end of the first half and the second half of the fiscal year. For fiscal 1996, the bases of incentive compensation include Company operating profits, which represented between 33% and 100% of an individual's target incentive compensation, with the balance, if any, based on individual objectives, depending on the individual executive. The targets and actual bonus payments are determined by the Committee, in its discretion.

    STOCK OPTIONS. In fiscal 1996, the Company did not grant any stock options to executive officers although options were granted in early fiscal 1997 based on targeted stock option grants in early fiscal 1996, for satisfaction of fiscal 1996 objectives. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities, to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. The Committee considered these factors, as well as the number of options held by such executive officers that would remain unvested at the end of fiscal 1996, in determining the targeted number of options to grant, and actual number granted, to executive officers upon achievement of corporate and individual performance objectives for fiscal 1996. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

    COMPANY PERFORMANCE AND CEO COMPENSATION. Mr. Lin's base salary was increased from $160,000 to $200,000 commencing July 1, 1995. Based upon the criteria set forth for fiscal 1996 under the discussion of Incentive Compensation above, the Committee awarded Mr. Lin incentive compensation of $200,000 for fiscal 1996. All of Mr. Lin's incentive compensation was based upon obtaining and significantly surpassing corporate operating profit objectives. This figure represents twice the target bonus for Mr. Lin for fiscal 1996, which was the maximum permitted bonus amount. The Committee reviewed the compensation practices of comparable companies in making these awards to Mr. Lin.

    COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for fiscal 1997. The 1994 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1997 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE
                                          GARY J. MORGENTHALER
                                          LIP-BU TAN

                        COMPANY STOCK PRICE PERFORMANCE

    The stock price performance graph below is required by the Securities and Exchange Commission ("SEC") and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

    The graph below compares the cumulative total stockholder return on the Common Stock of the Company on the effective date of the Company's Registration Statement with respect to the Company's initial public offering (April 5, 1995) to June 30, 1995 and June 28, 1996 with the cumulative total return on the Nasdaq Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, reinvestment of all dividends and adjustment for the Stock Dividend.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PREMISYS COMMUNICATIONS, INC.  NASDAQ STOCK MARKET - US INDEX    H&Q TECHNOLOGY INDEX
04/05/95                         $100.00                          $100.00                 $100.00

06/30/95                         $403.52                          $114.37                 $122.28

06/28/96                         $762.50                          $149.58                 $145.06

                                                                   NASDAQ STOCK
                            PREMISYS COMMUNICATIONS, INC.        MARKET - US INDEX          H&Q TECHNOLOGY INDEX
                           -------------------------------  ---------------------------  ---------------------------
                           MARKET PRICE   INVESTMENT VALUE    INDEX    INVESTMENT VALUE    INDEX    INVESTMENT VALUE
                           -------------  ----------------  ---------  ----------------  ---------  ----------------
4/5/95...................    $    8.00       $   100.00       261.644     $   100.00        569.95     $   100.00
6/30/95..................    $   32.28       $   403.52       299.244     $   114.37        696.94     $   122.28
6/28/96..................    $   61.00       $   762.50       391.360     $   149.58        826.80     $   145.06

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since July 1, 1995, there has not been, nor is there currently proposed, any transaction or series of transactions to which the Company (or any of its predecessor corporations) was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company's Common Stock had or will have a direct or indirect material interest other than normal compensation arrangements, which are described under "Executive Compensation" above and the transactions described below.

    The Company has committed to make an interest free loan to Andrew Aczel, the Company's recently hired Senior Vice President, Engineering, of up to $170,000, to assist Mr. Aczel in connection with the purchase by Mr. Aczel of a house.

                             STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than July 12, 1997 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

                         COMPLIANCE UNDER SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met.

                                 OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
          DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE
           ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE
                          REPRESENTED AT THE MEETING.

                          PREMISYS COMMUNICATIONS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                December 18, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

      The undersigned hereby appoints Raymond C. Lin and Riley R. Willcox, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, no par value, of Premisys Communications, Inc. (the "Company"), held of record by the undersigned on October 22, 1996, at the Annual Meeting of Stockholders of the Company to be held at 48664 Milmont Drive, Fremont, California 94538, on Wednesday, December 18, 1996, at
1:00 p.m. Pacific Daylight Time, and at any adjournments or postponements thereof.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                          /\  FOLD AND DETACH HERE /\

                        Please mark your votes as indicated in this example  /X/

(CONTINUED FROM OTHER SIDE)

1.   ELECTION OF DIRECTORS.

/ / FOR all nominees listed below (except as indicated to the contrary below)

/ /  WITHHOLDING AUTHORITY to vote for all nominees listed below

Nominees: Boris J. Auerbuch, Robert C. Hawk, Edward A. Keible, Jr., Kaling Lim, Raymond C. Lin, Gary J. Morgenthaler, Marino R. Polestra and Lip-Bu Tan.

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided:

-------------------------------------------------------------------------------

2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

FOR     AGAINST   ABSTAIN
/ /      / /        / /

3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

The Board of Directors recommends that you vote FOR the election of all nominees listed in Proposal 1 and FOR Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

                                   ------------------------------------------
                                   (Print Stockholder(s) name)

                                   ------------------------------------------
                                   (Signature(s) of Stockholder or Authorized
                                    Signatory)

                                   ------------------------------------------

                                   Dated:         , 1996
                                         ---------

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give full their full title. Please date the proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                       /\  FOLD AND DETACH HERE  /\